                                                                   EXHIBIT 99.18

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          18
SERVICER REPORT DATE: 11-Apr-01                    BEGINNING:           1-MAR-01
DISTRIBUTION DATE:    16-APR-01                    ENDING:             31-MAR-01

                      ORIG PRINCIPAL      BEG PRINCIPAL      PRINCIPAL          INTEREST            TOTAL          END PRINCIPAL
                         BALANCE            BALANCE         DISTRIBUTION     DISTRIBUTION (*)    DISTRIBUTION         BALANCE
----------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 NOTES   $ 125,000,000.00   $           0.00                 -   $           0.00                 -   $           0.00
   CLASS A-2 NOTES   $ 314,000,000.00   $  58,146,256.68   $ 21,460,561.87   $     316,897.10     21,777,458.97   $  36,685,694.81
   CLASS A-3 NOTES   $ 196,000,000.00   $ 196,000,000.00   $          0.00   $   1,102,500.00      1,102,500.00   $ 196,000,000.00
   CLASS A-4 NOTES   $ 151,800,000.00   $ 151,800,000.00   $          0.00   $     877,910.00        877,910.00   $ 151,800,000.00
----------------------------------------------------------------------------------------------------------------------------------
     NOTE TOTALS     $ 786,800,000.00   $ 405,946,256.68   $ 21,460,561.87   $   2,297,307.10   $ 23,757,868.97   $ 384,485,694.81
----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                        PRINCIPAL           INTEREST        END PRINCIPAL
                       DISTRIBUTION       DISTRIBUTION         BALANCE
---------------------------------------------------------------------------
   CLASS A-1 NOTES                  -                  -                  -
   CLASS A-2 NOTES        68.34573844         1.00922643       116.83342296
   CLASS A-3 NOTES                  -         5.62500000     1,000.00000000
   CLASS A-4 NOTES                  -         5.78333333     1,000.00000000
---------------------------------------------------------------------------
     NOTE TOTALS          68.34573844        12.41755976     2,116.83342296
---------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           18
SERVICER RPT DATE: 11-Apr-01                      BEGINNING:            1-Mar-01
DISTRIBUTION DATE: 16-Apr-01                      ENDING:              31-Mar-01

       I. Note Distributable Amounts

                                                                                 Prin              Int              Total
                       Principal          Interest            Total         (per$1000/orig)   (per$1000/orig)   (per$1000/orig)
                    -----------------------------------------------------------------------------------------------------------
        CLASS A-1   $              -   $             -   $              -   $             -   $             -   $             -
        CLASS A-2   $  21,460,561.87   $    316,897.10   $  21,777,458.97   $   68.34573844   $    1.00922643   $   69.35496487
        CLASS A-3   $              -   $  1,102,500.00   $   1,102,500.00   $             -   $    5.62500000   $    5.62500000
        CLASS A-4   $              -   $    877,910.00   $     877,910.00   $             -   $    5.78333333   $    5.78333333
                    -----------------------------------------------------------------------------------------------------------
          TOTAL     $  21,460,561.87   $  2,297,307.10   $  23,757,868.97   $   68.34573844   $   12.41755976   $   80.76329820

      II. Pool Balance at the end of the Collection Period                                                      $ 392,431,905.51

     III. Insurance Premium                                                                                     $      65,683.00

      IV. Spread Account Balance
                        (A) Balance after Deposits/Withdrawals for prior Distribution Date                      $  12,416,774.02
                        (B) Balance after Deposits/Withdrawals for current Distribution Date                    $  12,756,376.86

       V. Spread Account Required Amount                                                                        $  11,772,957.17

      VI. Spread Account Withdrawals
                        (A) Withdrawal to make required payments under 4.03                                     $              0
                        (B) Withdrawal to reimburse Preference Amounts (to Insurer)                             $              0

     VII. Servicing Fee                                                                                               344,910.39

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $              0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $              0

       X. Available Funds                                                                                       $  24,455,251.95

      XI. Insured Payment (if any)                                                                              $              0

     XII. Note Principal and Interest Carryover Shortfalls

                            Note Principal             Note Interest
                          Carryover Shortfall        Carryover Shortfall                 Total
                       -------------------------------------------------------------------------------------
          CLASS A-1    $                    0.00   $                    0.00   $                        0.00
          CLASS A-2    $                    0.00   $                    0.00   $                        0.00
          CLASS A-3    $                    0.00   $                    0.00   $                        0.00
          CLASS A-4    $                    0.00   $                    0.00   $                        0.00
                       -------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                    0.00   $                        0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                       Current Distribution Date    Prior Distribution Date
                            Note Principal              Note Principal               Change in Note
                         Carryover Shortfall          Carryover Shortfall      Principal Carryover Shortfall
                       -------------------------------------------------------------------------------------
          CLASS A-1    $                    0.00   $                    0.00   $                        0.00
          CLASS A-2    $                    0.00   $                    0.00   $                        0.00
          CLASS A-3    $                    0.00   $                    0.00   $                        0.00
          CLASS A-4    $                    0.00   $                    0.00   $                        0.00
                       -------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                    0.00   $                        0.00

                        Prior Distribution Date    Current Distribution Date
                             Note Interest              Note Interest                Change in Note
                          Carryover Shortfall        Carryover Shortfall       Interest Carryover Shortfall
                       -------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           18
SERVICER RPT DATE: 11-Apr-01                      BEGINNING:            1-Mar-01
DISTRIBUTION DATE: 16-Apr-01                      ENDING:              31-Mar-01

          CLASS A-1    $                    0.00   $                    0.00   $                        0.00
          CLASS A-2    $                    0.00   $                    0.00   $                        0.00
          CLASS A-3    $                    0.00   $                    0.00   $                        0.00
          CLASS A-4    $                    0.00   $                    0.00   $                        0.00
                       -------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                    0.00   $                        0.00

      IX. Delinquency Ratio

                      A. Delinquency Statistics

             Days               Outstanding   Past Due
          Delinquent   Units     Principal     Amount
          -----------------------------------------------
           31- 60         929   9,733,447.92   631,145.54
           61- 90          92     871,220.70    88,276.00
           91- 120         17     182,513.32    25,696.85
             121+           7      74,424.11    12,541.65
          -----------------------------------------------
            TOTAL       1,045  10,861,606.05   757,660.04

                      B. Delinquency Percentage

                         (1) Outstanding Principal Balance for Delinquency => 30 Days       $  10,861,606.05
                         (2) Pool Principal Balance Beginning of Collection Period          $ 413,892,467.38
                         (3) Delinquency Percentage (Line 1/Line 2)                                     2.62%

       X. Principal Balance of repossessed Financed Vehicles                          Units     Principal
                                                                                      ----- ----------------
                                                                                        209 $   1,448,336.22

      XI. Liquidation Proceeds received for Defaulted Contracts                             $     970,032.70

                          ANRC AUTO OWNER TRUST 1999-A
                       CLASS A-1 6.16625% ASSET BACKED NOTES
                        CLASS A-2 6.54% ASSET BACKED NOTES
                        CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Apr-01                      COLLECTION PERIOD           18
DISTRIBUTION DATE: 16-Apr-01                      BEGINNING:            1-Mar-01
                                                  ENDING:              31-Mar-01

I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                          794,746,210.70

B. Beginning of Period Outstanding Pool Balance                                                                   413,892,467.38

C. Monthly Principal Amounts

   (1)     Monthly Scheduled Payments                                                                              11,969,357.34
   (2)     Full Prepayments (excluding Purchased Receivables)                                                       7,673,233.25
   (3)     Receivables becoming Liquidated Receivables during period                                                1,827,676.36
   (4)     Receivables becoming Purchased Receivables during period                                                            -
   (5)     Other Receivables adjustments                                                                               (9,705.08)

   Total Monthly Principal Amounts                                                                                 21,460,561.87

D. Total Monthly Payments allocable to Interest                                                                     3,759,196.88

E. End of period Outstanding Pool Balance                                                                         392,431,905.51

F. Pool Factor                                                                                                          0.493783

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                          Class A-1    Class A-2        Class A-3        Class A-4
                                                          ---------   -------------   --------------   --------------

A.   Beginning of period Outstanding Principal Balance            -   58,146,256.68   196,000,000.00   151,800,000.00

B.   Noteholders' Principal Distributable Amount                  -   21,460,561.87             0.00             0.00
C.   Noteholders' Interest Distributable Amount                   -      316,897.10     1,102,500.00       877,910.00
                                                          -----------------------------------------------------------
D.   Note Distributable Amount                                    -   21,777,458.97     1,102,500.00       877,910.00
E.   Note Principal Carryover Shortfall                           0               0                0                0
F.   Note Interest Carryover Shortfall                            0               0                0                0
G.   Insured Payment                                              0               0                0                0

H.   End of period Outstanding Principal Balance                  -   36,685,694.81   196,000,000.00   151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

               A. Available Funds in Collection Account:

                               (1)   Monthly Scheduled Payments on Receivables during period
                                      (including partial prepays)
                                      (a) Principal                                                                11,969,357.34
                                      (b)Interest                                                                   3,622,177.28
                               (2)   Full Prepayments collected during period
                                      (a) Principal                                                                 7,310,371.41
                                      (b) Interest                                                                     73,413.46
                               (3)   Net Liquidation Proceeds collected during period                               1,028,706.86
                               (4)   Net Insurance Proceeds collected during period
                                      (a) Principal                                                                   362,861.84
                                      (b) Interest                                                                      4,931.98
                               (5)   Purchase Amounts deposited in Collection Account                                          0
                               (6)   Investment Earnings - Collection Account                                          83,431.78

                               Total Available Funds in Collection Account                                         24,455,251.95

               B. Available Funds in Payment Account:

                          ANRC AUTO OWNER TRUST 1999-A
                       CLASS A-1 6.16625% ASSET BACKED NOTES
                        CLASS A-2 6.54% ASSET BACKED NOTES
                        CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Apr-01                      COLLECTION PERIOD           18
DISTRIBUTION DATE: 16-Apr-01                      BEGINNING:            1-Mar-01
                                                  ENDING:              31-Mar-01

                               (1)   Available Funds transferred from Collection Account                        $  24,455,251.95
                               (2)   Amount withdrawn from Spread Account and deposited to Payment Account      $              -
                               (3)   Insured Payment deposited to Payment Account                               $              -

                               Total Available Funds in Payment Account                                         $  24,455,251.95

               C. Distributions from Payment Account:

                               (1)   Monthly Servicing Fee                                                            344,910.39
                               (2)   Unpaid Monthly Servicing Fee for Prior Collection Period                                  0
                               (3)   Owner Trustee Fees (if paid from Available Funds)                                         0
                               (4)   Indenture Trustee Fees (if paid from Available Funds)                                     0
                               (5)   Insurance Premium                                                                 65,683.00
                               (6)   Note Interest Distributable Amount
                                            (a)        Class A - 1                                                             -
                                            (b)        Class A - 2                                                    316,897.10
                                            (c)        Class A - 3                                                  1,102,500.00
                                            (d)        Class A - 4                                                    877,910.00
                               (7)   Final Scheduled Distribution Date Note Principal Distributable Amount
                                            (a)        Class A - 1                                                             0
                                            (b)        Class A - 2                                                             0
                                            (c)        Class A - 3                                                             0
                                            (d)        Class A - 4                                                             0
                               (8)   Note Principal Distributable Amount
                                            (a)        Class A - 1                                                             -
                                            (b)        Class A - 2                                                 21,460,561.87
                                            (c)        Class A - 3                                                             -
                                            (d)        Class A - 4                                                             -
                               (9)   Reimbursement Amounts Owing to Insurer                                                    0
                               (10)  Spread Account Deposit (to increase to Required Amount)                          286,789.59
                               (11)  Indenture or Owner Trustee Fees (not paid under C)                                        0
                               (12)  Re-Liening Expenses
                                      (To the extent not paid by Servicer)                                                     0
                               (13)  Transition Costs and Additional Servicing Fee to Successor Servicer                       0
                               (14)  After Servicer Default, remaining Available Funds deposited
                                      in Note Distribution Account                                                             0

                               Total Distributions                                                                 24,455,251.95

               D. Excess Available Funds (or shortfall)                                                                        -

               E. Remaining Available Funds to holder of Residual Interest Certificate                                         0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                    A. Available Funds Transferred from Collection Account to Payment Account                   $  24,455,251.95
                    B. Distributions required under 4.03 (a)(i) through (vii)                                   $  24,168,462.36
                    C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                      0
                    D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                          0

V. SPREAD ACCOUNT BALANCE

                    A. Spread Account Balance After Deposit/Disbursements
                               (1)   Beginning Spread Account Balance                                           $  12,416,774.02
                               (2)   Investment Income Deposited to Spread Account                              $      52,813.25
                               (3)   Withdrawal to make required payments under 4.03                                           0
                               (4)   Withdrawal to reimburse Preference Amounts (to Insurer)                                   0
                               (5)   Deposit to Spread Account after Disbursements                              $     286,789.59
                               (6)   Spread Account Balance after Deposit/Disbursments                          $  12,756,376.86

                          ANRC AUTO OWNER TRUST 1999-A
                       CLASS A-1 6.16625% ASSET BACKED NOTES
                        CLASS A-2 6.54% ASSET BACKED NOTES
                        CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Apr-01                      COLLECTION PERIOD           18
DISTRIBUTION DATE: 16-Apr-01                      BEGINNING:            1-Mar-01
                                                  ENDING:              31-Mar-01

                    B. Spread Account Required Amount                                                           $  11,772,957.17

                               (1) 3% of Pool Balance                                                           $  11,772,957.17
                               But in no event less than the lesser of (a) or (b)
                                         (a) .5% of Original Pool Balance                                       $   3,973,731.05
                                         (b) Outstanding Principal Amount of All Notes                          $ 384,485,694.81

                    C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                       0

                    D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                     983,419.70

VI. INSURED PAYMENTS

                    A. Available Funds Transferred from Collection Account to Payment Account                   $  24,455,251.95
                    B. Available Funds Transferred from Spread Account to Payment Account                       $              0
                    C. Note Interest Distributable Amount                                                           2,297,307.10
                    D. Guaranteed Note Principal Amount                                                         $              0
                    E. Deficiency Amount                                                                        $              -
                        (Min:(Lines A+B-C-D) and $0.00)                                                         $              0
                    F. Preference Amount                                                                        $              0
                    G. Insured Payment (lines E+F)                                                              $              0

                             Note Principal               Note Interest
                          Carryover Shortfall          Carryover Shortfall                 Total

          CLASS A-1    $                    0.00   $                    0.00   $                        0.00
          CLASS A-2    $                    0.00   $                    0.00   $                        0.00
          CLASS A-3    $                    0.00   $                    0.00   $                        0.00
          CLASS A-4    $                    0.00   $                    0.00   $                        0.00
          --------------------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                    0.00   $                        0.00

                       Current Distribution Date    Prior Distribution Date
                            Note Principal              Note Principal               Change in Note
                          Carryover Shortfall        Carryover Shortfall       Principal Carryover Shortfall
          CLASS A-1    $                    0.00   $                    0.00   $                        0.00
          CLASS A-2    $                    0.00   $                    0.00   $                        0.00
          CLASS A-3    $                    0.00   $                    0.00   $                        0.00
          CLASS A-4    $                    0.00   $                    0.00   $                        0.00
          --------------------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                    0.00   $                        0.00

                       Current Distribution Date    Prior Distribution Date
                            Note Interest                Note Interest               Change in Note
                          Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
          CLASS A-1    $                    0.00   $                    0.00   $                        0.00
          CLASS A-2    $                    0.00   $                    0.00   $                        0.00
          CLASS A-3    $                    0.00   $                    0.00   $                        0.00
          CLASS A-4    $                    0.00   $                    0.00   $                        0.00
          --------------------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                    0.00   $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                          $   6,700,886.30

VIII. DELINQUENCY RATIO

                  A. Delinquency Statistics

             Days                    Outstanding       Past Due
          Delinquent      Units       Principal         Amount
          --------------------------------------------------------
            31- 60           929   $  9,733,447.92   $  631,145.54
            61- 90            92   $    871,220.70   $   88,276.00
            91- 120           17   $    182,513.32   $   25,696.85
             121+              7   $     74,424.11   $   12,541.65
          --------------------------------------------------------
            TOTAL          1,045     10,861,606.05      757,660.04

                          ANRC AUTO OWNER TRUST 1999-A
                       CLASS A-1 6.16625% ASSET BACKED NOTES
                        CLASS A-2 6.54% ASSET BACKED NOTES
                        CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Apr-01                      COLLECTION PERIOD           18
DISTRIBUTION DATE: 16-Apr-01                      BEGINNING:            1-Mar-01
                                                  ENDING:              31-Mar-01

               B. Delinquency Percentage

                    (1) Outstanding Principal Balance for Delinquency => 30Days                                 $  10,861,606.05
                    (2) Pool Principal Balance Beginning of Collection Period                                   $ 413,892,467.38
                    (3) Delinquency Percentage (Line 1/Line 2)                                                              2.62%

IX. CUMULATIVE NET LOSS RATIO

                       (1)      Principal Balance of Defaulted Contracts in current Collection Period           $   1,827,676.36
                       (2)      Cumulative Defaulted Contracts Including
                                 Defaulted Contracts in current Collection Period                               $  26,398,592.85
                       (3)      Net Liquidation Proceeds collected during current Collection Period             $   1,028,706.86
                       (4)      Cumulative Net Liquidation Proceeds Including
                                 Net Liquidation Proceeds in current Collection Period                          $  14,083,579.39
                       (5)      Original Pool Balance                                                           $ 794,746,210.70
                       (6)      Cumulative Net Loss Rate (2) minus (4) divided by (5)                                      1.550%

X. REPOSSESSED INVENTORY

                                                                                                        Units      Principal
                                                                                                       -------  ----------------
                        A. Principal Balance of repossessed Financed Vehicles (beg.)                       236      1,660,831.50
                        B. Repossessed Financed Vehicles (Principal)                                            $   1,615,181.08
                        C. Net Liquidation Proceeds on repossessed Financed Vehicles (Principal)                $     970,032.70
                        D. Realized losses on sale of repossessed Financed Vehicles (Principal)                 $     857,643.66
                                                                                                       -------------------------
                        E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)             209  $   1,448,336.22

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of April, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer